UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2014 (February 12, 2014)

DanDrit Biotech USA, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DanDrit Biotech A/S
Fruebjergvej 3 Box 62
2100 Copenhagen, Denmark
 (Address of Principal Executive Offices)

+45 39179840
 (Registrant’s telephone number, including area code)

Putnam Hills Corp.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this current report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the section “Risk Factors” beginning on page 5 of this current report.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

EXPLANATORY NOTE

This current report is being filed in connection with a series of transactions consummated by Dandrit Biotech USA, Inc. and certain related events and actions taken by the company.

This current report responds to the following items on Form 8-K:

Item 1.01 - Entry into a Material Definitive Agreement
Item 2.01 - Completion of Acquisition or Disposition of Assets
Item 3.02 - Unregistered Sales of Equity Securities
Item 4.01 - Changes in the Registrant’s Certifying Accountant
Item 5.01 - Changes in Control of Registrant
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.06 - Change in Shell Company Status
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 - Financial Statements and Exhibits

As used in this current report and unless otherwise indicated, the terms the “DanDrit USA,” “Company,” “we,” “us,” and “our” refer to DanDrit Biotech USA, Inc. (f/k/a Putnam Hills Corp.) following our share exchange described below, unless the context requires otherwise.

Item 1.01        Entry into a Material Definitive Agreement

AGREEMENT AND PLAN OF SHARE EXCHANGE

On February 12, 2014, DanDrit USA consummated the transactions contemplated by that certain Agreement and Plan of Share Exchange, dated February 12, 2014 (the "Share Exchange Agreement"), by and among DanDrit USA, Dandrit Biotech A/S (“DanDrit Denmark”) and N.E. Nielsen, as the representative of the owners (the “Dandrit Consenting Holders”) of approximately 97% of the issued and outstanding capital stock of DanDrit Denmark (the “Dandrit Shares”), pursuant to which the the DanDrit Consenting Holders agreed to exchange an aggregate of 3,879,624 equity interests of Dandrit Denmark for 5,814,945 shares of common stock of DanDrit USA (the “Share Exchange”) and as a result of which DanDrit USA would become the parent of DanDrit Denmark. Following the closing of the Share Exchange, in accordance with Section 70 of the Danish Companies Act and the Articles of Association of Dandrit Denmark, DanDrit USA will offer to any Dandrit Denmark shareholder that has not consented to the Share Exchange (the “Non-Consenting Shareholders”) and therefore has not exchanged such Dandrit Denmark shareholder’s equity interests in DanDrit Denmark for shares of common stock of DanDrit USA, the pro rata portion of the number of shares of common stock of DanDrit USA such Non-Consenting Shareholder would have been entitled to if such Non-Consenting Shareholder had consented to the Share Exchange, so that up to an aggregate of 6,000,000 shares of common stock of DanDrit USA may be issued in connection with the Share Exchange, including those shares of common stock issued to the DanDrit Consenting Holders at closing. Any remaining shares of common stock of DanDrit USA that have not been issued to the Dandrit Consenting Shareholders at the closing, or to the Non-Consenting Shareholders following the closing, shall be distributed pro rata among the shareholders of DanDrit Denmark that have received shares of common stock of DanDrit USA based on the number of shares of common stock of DanDrit USA issued to such holders in connection with the Share Exchange and the Share Exchange Agreement.

In accordance with the terms of the Share Exchange, DanDrit Denmark also agreed to pay up to an aggregate of $80,000, plus any accrued unpaid interest (the “Loan Amount”), representing the amounts payable by DanDrit USA to certain related parties, on or prior to the closing of at least $12 million in gross proceeds (the “Minimum Offering Amount”) raised by DanDrit USA following the closing of the Share Exchange (the “Offering”). In the event less than the Minimum Offering Amount is raised, the Loan Amount shall remain outstanding and shall be payable by DanDrit Denmark upon the one year anniversary of the earlier of the closing of the Offering or the termination of the Offering.

As a result of the Share Exchange, we changed our management and reconstituted our board of directors. As of the effective time of the Share Exchange, DanDrit USA’s sole officer and director, Samir Masri resigned, and N.E. Nielsen, Dr. Jacob Rosenberg, Dr. Eric Leire, Aldo Petersen and Robert E. Wolfe were elected by the board to serve as officers and directors of DanDrit USA.  In addition, as of the effective time of the Share Exchange, Dr. Eric Leire was appointed to serve as Chief Executive Officer and President and Mr. Wolfe was appointed to serve as Chief Financial Officer.

In addition, following the closing of the Share Exchange, the wholly owned subsidiary of DanDrit USA formed solely for the purposes of changing the company’s name, Dandrit Biotech USA, Inc., merged with and into DanDrit USA and the company adopted the name of its wholly owned subsidiary “DanDrit Biotech USA, Inc.” We filed a Certificate of Ownership and Merger with the Office of Secretary of State of Delaware on February 13, 2014.

As a result of the closing of the Share Exchange, DanDrit USA owns approximately 97% of the outstanding equity interests of DanDrit Denmark. Prior to the consummation of the Share Exchange, DanDrit USA was not engaged in any trade or business and DanDrit Denmark was engaged in developing what we believe will be the world’s first vaccine approved for the treatment of colorectal cancer.  Accordingly, following the Share Exchange, the business of DanDrit Denmark constitutes our only operations.

Based on the fact that after the Share Exchange:  (i) the former stockholders of DanDrit Denmark control us, (ii) we have changed our name to reflect the corporate identity of DanDrit USA and (iii) our only business is the business that had been previously conducted by DanDrit Denmark, for accounting purposes, DanDrit Denmark is treated as the acquiror.  As a result, the historical financial statements of DanDrit Denmark have become our historical financial statements and are the historical financial statements appearing elsewhere in this Report.

CANCELLATION AGREEMENT

Effective upon the closing of the Share Exchange, as an inducement for DanDrit USA to consummate the transactions contemplated by the Share Exchange, DanDrit USA and its majority shareholder immediately prior to the closing, NLBDIT 2010 Services, LLC, agreed to cancel up to 4,400,000 shares of common stock of DanDrit USA, pursuant to the terms and conditions of a Cancellation Agreement, dated February 12, 2014 (the “Cancellation Agreement”).

The foregoing description is only a summary and is qualified in its entirety by reference to the Share Exchange Agreement, the Cancellation Agreement and the Certificate of Ownership and Merger, copies of which are attached as Exhibits 2.1, 2.2 and 3.4, respectively, to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 14, 2014 (the “S-1 Registration Statement”) and are incorporated herein by reference.

Item 2.01        Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure made under Item 1.01 of this Report which is incorporated herein by reference.

Upon consummation of the Share Exchange, DanDrit Denmark became the subsidiary of DanDrit USA.  Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as DanDrit USA was immediately before the Share Exchange, then the registrant must disclose in a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10.  Accordingly, this Report includes all of the information that would be included in a Form 10.  Please note that unless indicated otherwise, the information provided below relates to us after the Share Exchange.  Information relating to periods prior to the date of the Share Exchange only relate to the party specifically indicated.

The following information is being provided with respect to DanDrit USA after giving effect to the Share Exchange pursuant to the requirements of Item 2.01 of Form 8-K and Form 10.

FORM 10 INFORMATION

BUSINESS

The information required to be provided herein is set forth in “Our Business” in the S-1 Registration Statement and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in “Risk Factors” in the S-1 Registration Statement and is incorporated herein by Reference.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the S-1 Registration Statement and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in “Properties” in the S-1 Registration Statement and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required to be provided herein is set forth in “Security Ownership of Certain Beneficial Owners and Management” in the S-1 Registration Statement and is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in “Management” in the S-1 Registration Statement and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the S-1 Registration Statement and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Related Party Transactions” in the S-1 Registration Statement and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Legal Matters” in the S-1 Registration Statement and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market for Our Common Stock” in the S-1 Registration Statement and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Recent Sales of Unregistered Securities” in the S-1 Registration Statement and is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The information required to be provided herein is set forth in “Description of Securities” in the S-1 Registration Statement and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Disclosure of Commission Position on Indemnification for Securities Act Liabilities” in the S-1 Registration Statement and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See Item 9.01 below which is incorporated by reference herein.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information required to be provided herein is set forth in “Changes in and Disagreements with Accounts on Accounting and Financial Disclosure” in the S-1 Registration Statement and is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

See Item 9.01 below which is incorporated by reference herein.

Item 3.02        Unregistered Sales of Equity Securities

Reference is made to the disclosure made under Items 1.01 and 2.01 of this Report which is incorporated herein by reference.

Item 4.01        Changes in the Registrant’s Certifying Accountant

Reference is made to the disclosure made under Item 2.01 of this Report which is incorporated herein by reference.

Item 5.01        Changes in Control of Registrant

Reference is made to the disclosure made under Item 1.01 and Item 2.01 of this Report which is incorporated herein by reference.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure made under Item 1.01 and Item 2.01 of this Report which is incorporated herein by reference.  For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under the heading “Directors and Executive Officers and Key Employees” under Item 2.01 of this Report which disclosure is incorporated herein by reference.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Share Exchange, our board of directors has decided to change our fiscal year end from March 31 to December 31. Accordingly, we will file our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with the SEC on or before March 31, 2014.

Item 5.06        Change in Shell Company Status

As a result of the consummation of the Share Exchange described in Item 1.01 and Item 2.01 of this Report, we believe that we are no longer a shell corporation, as that term is defined in Rule 405 of the Securities Act of 1933, as amended and Rule 12b-2 of the Exchange Act of 1934, as amended.

Item 5.07        Submission of Matters to a Vote of Security Holders

On February 6, 2014, stockholders holding all of the then outstanding shares of our common stock executed a written consent in lieu of meeting to approve the adoption by DanDrit USA of the DanDrit Biotech USA 2014 Equity Incentive Plan.

Item 9.01        Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited financial statements of DanDrit Denmark for each of the fiscal years ended December 31, 2012 and 2011 and the unaudited financial statements as at and for the nine month periods ended September 30, 2013 and 2012 required to be provided herein are as filed in the S-1 Registration Statement and incorporated herein by reference.

(b)    Pro Forma Financial Information

The pro forma combined financial statements of DanDrit USA and DanDrit Denmark for the requisite periods required to be provided herein are as filed in the S-1 Registration Statement and incorporated herein by reference.

(c)    Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein, which are incorporated herein by reference.

(d)   Exhibits

Exhibit Index

Exhibit No.	Description
2.1	Share Exchange Agreement dated February 12, 2014. (1)

2.2	Share Cancellation Agreement dated February 12, 2014. (1)

3.1	Certificate of Incorporation. (2)

3.2	Bylaws.(2)

3.3	Articles of Association of DanDrit Denmark, as amended, dated February 26, 2004.(1)

3.4	Certificate of Ownership and Merger, dated February 12, 2014.(1)

4.1	Form of Common Stock Certificate.*

10.1	Intellectual Property Assignment by and between DanDrit Denmark and Alexei Kirkin dated June 5, 2002. (1)

10.2	Collaboration Agreement by and between DanDrit Denmark and National Cancer Centre of Singapore Pte Ltd dated November 11, 2008.(1)

10.3	Master Services Agreement by and between DanDrit Denmark and Aptiv Solutions (UK) Ltd dated October 11, 2011.(1)

10.4	Employment Agreement by and between DanDrit Denmark and Dr. Eric Leire dated February 5, 2012. (1)

10.5	Box Packing and Moving Agreement by and between DanDrit Denmark and Bryde & Sonner A/S dated May 23, 2012.(1)

10.6	Debt Instrument by and between DanDrit Denmark and Sune Olsen Holding ApS dated March 31, 2013.(1)

10.7	Lease Agreement by and between Symbion A/S and DanDrit Denmark dated July 8, 2013. (1)

10.8	Lease Agreement by and between Ordnung ApS and DanDrit Denmark dated. (1)

10.9	Debt Instrument by and between DanDrit Denmark and Sune Olsen Holding ApS dated January 17, 2014. (1)

10.10	Early Access Agreement by and between DanDrit Denmark and Impatients, N.V. dated December 20, 2013. (1)

10.11	Consultancy Agreement by and between DanDrit Denmark and Dina Rosenberg dated February 4, 2014.(1)

10.12	Consulting Agreement by and between DanDrit Denmark and Paseco ApS dated February 11, 2014. (1)

10.13	DanDrit Biotech USA, Inc. 2014 Equity Incentive Plan. (1)

14.1	Code of Ethics.(3)

16.1	Letter from Raich Ende Malter & Co. LLP, dated February 14, 2014, to the SEC.(1)

21.1	List of Subsidiaries. (1)

23.1	Consent of Raich Ende Malter & Co. LLP. (1)

23.2	Consent of Gregory & Associates, LLC.(1)

*	To be filed by amendment to the S-1 Registration Statement.
(1)	Filed as an exhibit to the S-1 Registration Statement filed with the SEC on February 14, 2014 and incorporated herein by reference.
(2)	Filed as an exhibit to DanDrit USA’s Form 10 filed with the SEC on August 12, 2011 and incorporated herein by reference.
(3)	Filed as an exhibit to DanDrit USA’s Annual Report on Form 10-K filed with the SEC on July 17, 2012 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: February 14, 2014	By:	/s/ Dr. Eric Leire
Dr. Eric Leire, Chief Executive Officer